EXHIBIT 10.2
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE RULE 24b-2
AMENDMENT No. 7 TO
PURCHASE AGREEMENT COM0188-10
This Amendment No. 7 to the Purchase Agreement COM0188-10, dated as of June 15, 2011 (“Amendment No. 7”) relates to the Purchase Agreement COM0188-10 (the “Purchase Agreement”) between Embraer S. A. (f/k/a Embraer — Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and Air Lease Corporation (“Buyer”) dated dated October 5, 2010 (the “Agreement”). This Amendment No. 7 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment No. 7 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.
Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 7 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 7 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 7 shall control.
WHEREAS, [*];
NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. DELIVERY
Article 5 of the Purchase Agreement and its delivery schedule table is hereby deleted and replaced by the following:
“Subject to payment in accordance with Article 5 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, on a date within the month indicated in the schedule below:

	Contractual	A/C			Contractual	A/C
A/C	Delivery Date	Model	[*]	A/C	Delivery Date	Model	[*]
01	[*] 11	[*]	[*]	16	[*]	[*]	[*]
02	[*]	[*]	[*]	17	[*]	[*]	[*]
03	[*]	[*]	[*]	18	[*]	[*]	[*]
04	[*]	[*]	[*]	19	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

COM0155-11 Amendment No. 7 to Purchase Agreement COM0188-10	Page 1 of 3

	Contractual	A/C			Contractual	A/C
A/C	Delivery Date	Model	[*]	A/C	Delivery Date	Model	[*]
05	[*]	[*]	[*]	20	[*]	[*]	[*]
06	[*]	[*]	[*]	21	[*]	[*]	[*]
07	[*]	[*]	[*]	22	[*]	[*]	[*]
08	[*]	[*]	[*]	23	[*]	[*]	[*]
09	[*]	[*]	[*]	24	[*]	[*]	[*]
10	[*]	[*]	[*]	25	[*]	[*]	[*]
11	[*]	[*]	[*]	26	[*]	[*]	[*]
12	[*]	[*]	[*]	27	[*]	[*]	[*]
13	[*]	[*]	[*]	28	[*]	[*]	[*]
14	[*]	[*]	[*]	29	[*]	[*]	[*]
15	[*]	[*]	[*]	30	[*]	[*]	[*]
Except as otherwise expressly provided differently elsewhere in this Agreement, the date indicated in the schedule above shall be deemed to be the last day of the month set forth in Article 5.”
2. MISCELLANEOUS
The provisions of Articles 18, 19, 28, 29, 30 and 31 of the Purchase Agreement apply mutatis mutandis. All other provisions of the Agreement that have not been specifically amended or modified by this Amendment No. 7 shall remain valid in full force and effect without any change.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission Pursuant to a request for confidential treatment.

COM0155-11 Amendment No. 7 to Purchase Agreement COM0188-10	Page 2 of 3

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 7 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S. A.		AIR LEASE CORPORATION

By Name:	/s/ Paulo Cesa de Souza e Silva Paulo Cesa de Souza e Silva	By Name:	/s/ Grant Levy Grant Levy
Title:	Executive Vice-President	Title:	Executive Vice President
Airline Market

By	/s/ José Luis D’Avila Molina	Date:	June 10, 2011

Name:	José Luis D’Avila Molina	Place:	Los Angeles, California, USA
Title:	Vice President, Contracts
Airline Market

Date:	June 15, 2011
Place:	São José Campos, SP
Brazil

Witness Name:	: /s/ Claudiana Bueno Claudiana Bueno	Witness: Name:	/s/ Isaura Melendrez Isaura Melendrez

COM0155-11 Amendment No. 7 to Purchase Agreement COM0188-10	Page 3 of 3